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                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [ ] Definitive proxy statement.

     [ ] Definitive additional materials.

     [X] Soliciting material pursuant to Section 240.14a-12

                            Genomic Solutions, Inc.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.
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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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This filing contains statements about Harvard Bioscience, Inc. ("HBIO"), Genomic
Solutions Inc. ("GNSL") or the proposed combination of HBIO and GNSL that are not statements of historical fact and are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements involve known and unknown risks, uncertainties and other factors that may cause HBIO's and GNSL's actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements include, but are not limited to statements about the impact of an acquisition on future revenues and earnings, the expected closing date of the transaction, HBIO's and GNSL's ability to consolidate and leverage the business, acquired technology, sales force or marketing expertise, the ability of GNSL to achieve HBIO's traditional growth rates and HBIO's and GNSL's plans, objectives and intentions contained in this press release that are not historical facts. In particular there is a risk that the acquisition will not generate revenues or pro forma earnings that HBIO and GNSL anticipate. Other factors that may cause HBIO's and GNSL's actual results to differ materially from those in the forward looking statements include those set forth under the heading "Important Factors That May Affect Future Operating Results" in HBIO's Annual Report on Form 10-K for the fiscal year ended December 31, 2001 and under the heading "Risk Factors" in GNSL's Annual Report on Form 10-K for the fiscal year ended December 31, 2001, as well as other risks described in HBIO's and GNSL's public filings or factors, if any, of which HBIO and GNSL are not currently aware. HBIO and GNSL may not update these forward-looking statements, even though their situation may change in the future, unless they have obligations under the Federal securities laws to update and disclose material developments related to previously disclosed information.

GNSL will file a proxy statement with the Securities and Exchange Commission in connection with the proposed transaction described below. The proxy statement will be sent to the stockholders of GNSL seeking their approval of the proposed transaction. Investors and security holders are urged to read the proxy statement because it will contain important information. When filed, this document may be obtained free of charge at the website maintained by the Securities and Exchange Commission at "www.sec.gov." This document may also be obtained free of charge by requesting it in writing from Genomic Solutions Inc., Investor Relations, 4355 Varsity Drive, Ann Arbor, Michigan 48108. GNSL and its officers and directors may be deemed to be participants in the solicitation of proxies from GNSL stockholders in favor of the merger. A description of the interests of GNSL's executive officers and directors in GNSL is set forth in the proxy statement for GNSL's annual meeting of stockholders, which was filed with the Securities and Exchange Commission on April 11, 2002.

The following is the form of a letter with an attachment sent by GNSL to certain of its stockholders on August 15, 2002.


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[Genomic Solutions Letterhead]

August __, 2002

[mail merge address]

Dear Stockholder:


         As you are most likely aware, Genomic Solutions Inc. (the "Company") has signed a merger agreement, pursuant to which the Company will be merged with and into a subsidiary of Harvard Bioscience, Inc. ("Harvard"). A copy of the joint press release announcing the merger agreement is enclosed with this letter. You may obtain a copy of the merger agreement from the Securities and Exchange Commission's website at www.sec.gov.

         You are receiving this letter because you are a party to [a Stockholders Agreement dated December 24, 1997 (amended and restated as of January 25, 2000)] [an Investor Agreement dated December 1997] [an Amended Registration Rights Agreement dated April 23, 1999, as amended on October 28, 1999] by and among the Company and certain of its stockholders (the "Agreement"). Under the Agreement you have certain registration rights with respect to shares of the Company's common stock.

         In connection with the merger, Harvard is requiring us to obtain from you the termination of all of your registration rights under the Agreement. At the closing of the merger, in exchange for your shares of Company common stock, you will receive cash and shares of Harvard common stock registered under the Securities Act of 1933 ("Securities Act"), unless you properly exercise your dissenters' rights under Delaware law. Your dissenters' rights will be more fully described in the proxy statement and prospectus which will be filed with the Securities and Exchange Commission in the near future. The Company urges you to read the proxy statement and prospectus in its entirety. Unlike the restricted shares of Company common stock that you now own, you will be able to freely sell the shares of Harvard common stock received in the merger (with some limited exceptions) without registration under the Securities Act as long as you sell in a brokers' transaction. If you are deemed to be an affiliate of the Company under the Securities Act, your ability to freely sell the Harvard shares may be limited by Rule 145 promulgated under the Securities Act, which includes a restriction on the number of securities you can sell at any one time. Except under certain unusual circumstances, we do not believe this limitation should apply to you. Please note that the agreement to terminate your registration rights is conditioned upon the closing of the merger. That is, if the merger does not close, the termination of your registration rights, by its terms, will be null and void, and you will retain registration rights with respect to your shares of Company common stock as if you had never signed the enclosed form.

         We urge you to sign and date the enclosed Termination of Registration Rights form and return it to Lee Kellert at Jaffe, Raitt, Heuer & Weiss, Professional Corporation, in the enclosed, self-addressed, stamped envelope, as soon as possible so that it is received no later than August 23, 2002. You may also fax your form to Lee at (313) 961-8358. Should you have any questions regarding the form, or your registration rights in general, please contact Lee at (313) 961-8380.

                                   Sincerely,


                               Jeffrey S. Williams



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                       TERMINATION OF REGISTRATION RIGHTS

         The undersigned (the "Stockholder") hereby acknowledges the following:

         A. The Stockholder is a holder of common stock of Genomic Solutions Inc., a Delaware corporation (the "Company"), and is a party to [a Stockholders Agreement dated December 24, 1997 (amended and restated as of January 25, 2000)] [an Investor Agreement dated December 1997] [an Amended Registration Rights Agreement dated April 23, 1999, as amended on October 28, 1999] by and among the Company and certain of its stockholders (the "Agreement").

         B. The Stockholder holds rights under the Agreement(s) to cause the Company to register under the Securities Act of 1933, as amended, shares of common stock or other securities of the Company held by the Stockholder or as to which the Stockholder has the right to acquire ("Registration Rights").

         C. The Company and Harvard Bioscience, Inc. ("Harvard") have entered into an Agreement and Plan of Merger dated July 17, 2002 ("Merger Agreement"), under which the Company is to be merged with and into a subsidiary of Harvard (the "Merger").

         D. The Stockholder has received and has had the opportunity to review the letter dated August 12, 2002 from Jeff Williams.

         E. The Stockholder will receive consideration in the Merger as a stockholder of the Company.

         F. It is a condition to the Closing (as defined in the Merger Agreement) that the Stockholder's Registration Rights be terminated.

         In consideration of the foregoing and for other good and adequate consideration, the receipt and sufficiency of which the Stockholder hereby acknowledges, the Stockholder agrees that, immediately before, and conditioned upon, the Closing all Registration Rights shall be terminated, and such Registration Rights shall have no further force or effect after the Closing.

PLEASE SIGN AND DATE THIS FORM AND RETURN IT TO JAFFE, RAITT, HEUER & WEISS, PROFESSIONAL CORPORATION: ATTENTION: LEE KELLERT, IN THE ENCLOSED, SELF-ADDRESSED, STAMPED ENVELOPE, AS SOON AS POSSIBLE SO THAT IT IS RECEIVED NO LATER THAN AUGUST 23, 2002. YOU MAY ALSO FAX THIS FORM TO LEE AT (313) 961-8358

Dated: August ___, 2002                     STOCKHOLDER

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                                            By:
                                               ---------------------------------
                                            Its:
                                                --------------------------------

Acknowledged and agreed:

GENOMIC SOLUTIONS INC.

By:
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Its:
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